Exhibit 99.2

Revised as of 2/05/2015

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

DECEMBER 31, 2014

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Senior Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS

DECEMBER 31, 2014

	Page		Page
Fourth Quarter Highlights	3	Common Stock Data	20
Investor Information	4	Market Summary	21
Equity Research Coverage	5	Property Listing - Consolidated Portfolio	22-24
Financial and Operating Highlights	6	Development	25
Capitalization Summary	7	Capital Expenditures	26
Portfolio Summary	8	Property Listing - Unconsolidated Partnerships	27
Consolidated Balance Sheets	9	Lease Expirations	28
Consolidated Statements of Operations	10	Expirations by Market	29
Balance Sheet / Operations Statement Detail	11	Future Lease Commencements	30
FFO, CFFO and AFFO	12	20 Largest Tenants	31
FFO, CFFO and AFFO per Share	13	Same Property Analysis	32
Reconciliation of EBITDA and Adjusted EBITDA	14	Leasing Activity	33
Reconciliation of Net Operating Income	15	Square Footage Rollforward	34
Interest Expense	16	Tenant Improvements, Leasing Commissions	35
Coverage Ratios	17	and Tenant Concessions
Debt Summary	18	Acquisitions and Dispositions	36
Debt Maturities	19	Non-GAAP Financial Measure Definitions	37
		Definitions	38

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, developments and other investments, and the ability to refinance indebtedness as it comes due; failure to maintain the company’s investment grade credit ratings with the ratings agencies; failure to manage effectively the company’s growth and expansion into new markets, or to complete or integrate acquisitions and developments successfully; reductions in asset valuations and related impairment charges; risks and uncertainties affecting property development and construction; risks associated with tax credits, grants and other subsidies to fund development activities; risks associated with downturns in foreign, domestic and local economies, changes in interest rates and foreign currency exchange rates, and volatility in the securities markets; ownership of properties outside of the United States that subject the company to different and potentially greater risks than those associated with the company’s domestic operations; risks associated with the company’s investments in loans, including borrower defaults and potential principal losses; potential liability for uninsured losses and environmental contamination; risks associated with security breaches and other disruptions to the company’s information technology networks and related systems; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

FOURTH QUARTER HIGHLIGHTS

DECEMBER 31, 2014

•	20 new leases totaling approximately 656,200 square feet, highlighted by:

•

A new 15-year lease with Illumina for a new 360,000 square foot life science campus consisting of two buildings in Foster City, California, with an option for Illumina to expand the campus with the development of a third building providing at least an additional 160,000 square feet, which would bring the campus to a total of at least 520,000 square feet;

•

A new lease with Wake Forest Baptist Medical Center, an affiliate of Wake Forest University, for approximately 167,900 square feet at the company’s Wake 60 project in the Wake Forest Innovation Quarter of Winston-Salem, North Carolina;

•	A new lease with Mullen Communications for approximately 34,700 square feet at the company’s Piedmont Triad Research – Wake 90 property in the Wake Forest Innovation Quarter;

•	The first new lease at the company’s 450 Kendall Street development property in Cambridge, Massachusetts with MPM Asset Management for approximately 14,500 square feet; and

•

A lease expansion with NanoString Technologies for a total of approximately 33,600 square feet in two of the company’s properties in Seattle, including approximately 21,500 square feet at the BioMed Realty Research Center located at 500 Fairview Avenue and approximately 12,100 square feet at the company’s Elliott Avenue property.

•	14 lease renewals and extensions totaling approximately 219,800 square feet, highlighted by:

•	A lease extension with Bayer CropScience for approximately 61,600 square feet at the Paramount Parkway property in Morrisville, North Carolina;

•	A lease extension with FUJIFILM Diosynth Biotechnologies for approximately 30,600 square feet at the company’s Weston Parkway property in Cary, North Carolina; and

•	A lease extension with Melinta Therapeutics for approximately 27,700 square feet at the company’s 300 George Street property in New Haven, Connecticut.

•	Total revenues for the fourth quarter were approximately $165.7 million, compared to approximately $158.0 million for the same period in 2013.

•	Rental revenues for the fourth quarter were approximately $122.0 million, compared to approximately $118.0 million for the same period in 2013.

•

During the fourth quarter, the company acquired and began development of an additional 283,000 square feet of laboratory and office space in the Wake Forest Innovation Quarter in Winston-Salem, North Carolina. The two-building project is approximately 60% pre-leased on a long-term basis to Wake Forest Baptist Medical Center, an affiliate of Wake Forest University, which will be used for medical education for the Wake Forest School of Medicine.

•

Also during the quarter, the company closed on the sale of its 9911 Belward Campus Drive building in Rockville, Maryland for approximately $322.5 million in gross proceeds, with a gain on sale of approximately $136.6 million, net of closing costs

About BioMed Realty Trust

BioMed Realty, with its trusted expertise and valuable relationships, delivers optimal real estate solutions for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty owns or has interests in properties comprising approximately 17.5 million rentable square feet. Additional information is available at www.biomedrealty.com.Follow us on Twitter @biomedrealty.

INVESTOR INFORMATION

DECEMBER 31, 2014

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	Computershare Shareowner Services LLC	New York Stock Exchange
San Diego, CA 92128		250 Royall Street
(858) 485-9840		Canton, MA 02021
(858) 485-9843 (fax)		(877) 296-3711

Please visit our corporate website at:	www.biomedrealty.com

Board of Directors	Senior Management
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher	James R. Berens
Chairman	Chairman and	Executive Vice President,	President
Daniel M. Bradbury	Chief Executive Officer	Asset Management	Wexford Science & Technology
William R. Brody, M.D., Ph.D.	R. Kent Griffin, Jr.	Jonathan P. Klassen	Sandy N. Weeks, Esq.
Gary A. Kreitzer	President and	Senior Vice President,	Senior Vice President and
Theodore D. Roth	Chief Operating Officer	General Counsel and Secretary	General Counsel
Janice. L. Sears	Gary A. Kreitzer	John P. Bonanno	Wexford Science & Technology
M. Faye Wilson	Executive Vice President, Director	Senior Vice President,	Daniel C. Cramer
	Greg N. Lubushkin	Leasing & Development	Senior Vice President, Development
	Chief Financial Officer		Wexford Science & Technology

Tentative Schedule for Quarterly Results
First Quarter 2015	April 29, 2015
Second Quarter 2015	July 29, 2015
Third Quarter 2015	October 28, 2015
Fourth Quarter 2015	February 3, 2016

EQUITY RESEARCH COVERAGE

DECEMBER 31, 2014

Cantor Fitzgerald	David Toti Evan Smith	(212) 915-1219 (212) 915-1220	dtoti@cantor.com evan.smith@cantor.com

Cowen and Company	James Sullivan Tom Catherwood	(646) 562-1380 (646) 562-1382	james.sullivan@cowen.com tom.catherwood@cowen.com

Green Street Advisors	Michael Knott Kevin Tyler	(949) 640-8780	mknott@greenst.com ktyler@greenst.com

Jefferies & Co.	Omotayo Okusanya	(212) 336-7076	tokusanya@jefferies.com

KeyBanc Capital Markets	Jordan Sadler Craig Mailman	(917) 368-2280 (917) 368-2316	jsadler@keybanccm.com cmailman@keybanccm.com

Mizuho Securities	Richard Anderson	(212) 205-8445	richard.anderson@us.mizuho-sc.com

MLV & Co.	Paul Morgan Joe Ng	(415) 325-4187 (646) 412-7736	pmorgan@mlvco.com jng@mlvco.com

Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com

Raymond James	Paul Puryear William Crow	(727) 567-2253 (727) 567-2594	paul.puryear@raymondjames.com bill.crow@raymondjames.com

Robert W. Baird & Co.	David Rodgers Mathew Spencer	(216) 737-7341 (414) 298-5053	drodgers@rwbaird.com mspencer@rwbaird.com

Stifel, Nicolaus & Company, Inc.	Daniel Bernstein Elizabeth Mora	(443) 224-1351 (443) 224-1353	bernsted@stifel.com morane@stifel.com

UBS Securities	Ross Nussbaum Nick Yulico	(212) 713-2484 (212) 713-3402	ross.nussbaum@ubs.com nick.yulico@ubs.com

Wells Fargo Securities	Brendan Maiorana Young Ku	(443) 263-6516 (443) 263-6564	brendan.maiorana@wachovia.com young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS

DECEMBER 31, 2014

(In thousands, except per share and ratio amounts)

	Three Months Ended
Selected Operating Data	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Rental revenues	$121,973	$122,838	$120,924	$120,026	$118,048
Total revenues	165,656	168,916	171,161	168,876	157,993
EBITDA (1)	229,158	105,677	104,445	109,893	97,419
Adjusted EBITDA (1)	102,167	107,180	105,717	99,787	97,735
Net operating income - cash basis (2)	108,118	109,857	105,743	103,843	103,382
General and administrative expense	12,162	12,768	12,443	11,942	11,817
Acquisition-related expenses	960	487	1,134	1,250	19
Capitalized interest	6,143	6,120	5,423	4,192	4,207
Interest expense, net	21,924	22,215	23,131	28,010	27,837
Operating margin (3)	67.2%	66.8%	66.7%	66.9%	67.9%
General and administrative expense / Total revenues	7.3%	7.6%	7.3%	7.1%	7.5%
Change in same property net operating income - cash basis (4)	2.2%	7.2%	6.7%	6.8%	6.6%
Net income available to common stockholders (5)	140,349	15,960	18,636	18,833	10,279
Net income per share - diluted	$0.70	$0.08	$0.10	$0.10	$0.05
FFO - diluted (6)	73,157	83,695	83,378	83,383	70,997
FFO per share - diluted (6)	$0.35	$0.40	$0.40	$0.40	$0.34
CFFO - diluted (6)	74,117	84,182	84,512	84,633	71,016
CFFO per share - diluted (6)	$0.36	$0.40	$0.40	$0.41	$0.34
AFFO - diluted (6)	56,732	72,938	67,402	79,552	65,484
AFFO per share - diluted (6)	$0.27	$0.35	$0.32	$0.38	$0.31
Dividend per share - common stock	$0.260	$0.250	$0.250	$0.250	$0.250
CFFO payout ratio (7)	72.2%	62.5%	62.5%	61.0%	73.5%
AFFO payout ratio (7)	96.3%	71.4%	78.1%	65.8%	80.6%
CFFO payout ratio - proforma (8)	68.4%	—	—	—	—
AFFO payout ratio - proforma (8)	89.7%	—	—	—	—

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 37. For a quantitative reconciliation of the differences between EBITDA, Adjusted EBITDA and net income available to common stockholders, see page 14.
(2)	For definitions and discussion of net operating income - cash basis, see page 15.
(3)	See page 15 for detail.
(4)	Compared to the same period in the prior year. See page 32 for detail.
(5)	Includes $136.6 million related to the gain on sale of the Company’s 9911 Belward Campus Drive property in Rockville, Maryland in December 2014.
(6)	For definitions and discussion of FFO, CFFO and AFFO, see page 37. For a quantitative reconciliation of the differences between FFO, CFFO, AFFO and net income available to common stockholders, see pages 12 and 13.
(7)	See page 13 for detail of the CFFO and AFFO payout ratios.
(8)	Proforma excludes executive severance for the three months ended December 31, 2014.
(9)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement. For current annualized base rent (CABR) by market, see page 21.

CAPITALIZATION SUMMARY

DECEMBER 31, 2014

(In thousands, except per share and ratio amounts)

Capitalization		12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Total common shares outstanding		197,442	197,455	192,526	192,503	192,115
Total units outstanding (1)		5,405	5,405	5,405	5,405	5,416

Total common shares and units outstanding		202,847	202,860	197,931	197,908	197,531
Common share price at quarter end		$21.54	$20.20	$21.83	$20.49	$18.12

Equity value at quarter end		$4,369,337	$4,097,785	$4,320,839	$4,055,134	$3,579,261
Consolidated debt		2,712,900	2,845,685	2,841,063	2,761,337	2,664,834

Total capitalization		$7,082,237	$6,943,470	$7,161,902	$6,816,471	$6,244,095

Debt / Total assets		44.0%	45.6%	46.1%	45.5%	44.6%
Debt / Total gross assets		38.1%	39.7%	40.3%	40.0%	39.4%
Debt / Total capitalization		38.3%	41.0%	39.7%	40.5%	42.7%
Coverage Ratios (2)
Net Debt / Adjusted EBITDA (3)		6.5	6.6	6.6	6.8	6.7
Interest coverage		5.3	5.5	5.2	3.9	3.9
Fixed charge coverage		4.8	5.0	4.7	3.6	3.5
Total Consolidated Debt
Secured debt / Total gross assets		7.0%	6.7%	6.5%	10.2%	10.5%
Floating rate debt / Total debt		33.7%	36.8%	33.6%	35.7%	33.3%
Adjusted floating rate debt / Total debt (4)		13.2%	17.0%	13.5%	15.2%	12.1%
Unencumbered real estate / Total real estate		85.7%	86.1%	86.3%	76.9%	76.7%
Unencumbered CABR / Total CABR (5)		82.9%	83.4%	83.2%	77.3%	76.9%
Unsecured line of credit capacity		$816,000	$671,000	$745,000	$674,000	$772,000

Bond Covenants (6)	Requirements
Total outstanding debt / Total assets	Must be ≤ 60%	39.1%	40.7%	41.5%	40.8%	40.4%
Secured debt / Total assets	Must be ≤ 40%	7.1%	6.8%	6.6%	10.4%	10.7%
Consolidated income available for debt service / Annual debt service charge	Must be ≥ 1.5X	4.2	4.3	4.0	3.6	3.6
Unencumbered assets / Unsecured debt - Notes due 2020	Must be ≥ 150%	260%	246%	240%	249%	253%
Unencumbered assets / Unsecured debt - Notes due 2016, 2019 and 2022	Must be ≥ 150%	259%	244%	239%	247%	252%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.
(2)	For discussion of coverage ratios, see page 37. See page 17 for the calculation of interest and fixed charge coverage ratios. See page 14 for calculation of Adjusted EBITDA.
(3)	Net Debt is calculated as debt less (cash and cash equivalents and restricted cash).
(4)	Includes effect of interest rate swaps on the Company’s unsecured senior term loan facilities. See page 18 for more information.
(5)	For current annualized base rent (CABR) by market, see page 21.
(6)	For discussion on bond covenants, see page 38.

PORTFOLIO SUMMARY

DECEMBER 31, 2014

				Weighted-
	Gross		Rentable	Average
	Book Value	Buildings	Square Feet	Leased % (1)
	(In thousands)
Operating portfolio	$5,602,587	174	15,491,133	91.6%
Active new construction (2)	379,051	10	1,679,301	89.1%
Unconsolidated partnership portfolio (3)	35,291	3	355,080	99.9%
Land bank (2)	381,376	—	7,018,000	—

Total portfolio	$6,398,305	187	24,543,514

(1)	Calculated based on gross book value for each asset multiplied by the percentage leased.
(2)	See page 25 for detail and page 38 for definitions of terms.
(3)	See page 27 for detail of the unconsolidated partnership portfolio.

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2014

(In thousands)

	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Assets
Investments in real estate, net	$5,416,575	$5,535,115	$5,474,648	$5,235,036	$5,217,902
Investments in unconsolidated partnerships	35,291	36,275	32,440	31,461	32,137
Cash and cash equivalents	46,659	33,864	39,004	59,121	34,706
Accounts receivable, net	14,631	18,843	9,686	10,719	8,421
Accrued straight-line rents, net	163,716	183,904	181,705	178,114	173,779
Deferred leasing costs, net	219,713	224,824	236,848	189,527	198,067
Other assets	274,301	205,487	185,406	371,453	307,589

Total assets	$6,170,886	$6,238,312	$6,159,737	$6,075,431	$5,972,601

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$496,757	$478,543	$456,034	$706,013	$709,324
Exchangeable senior notes, net	95,678	95,678	180,000	180,000	180,000
Unsecured senior notes, net	1,293,903	1,293,572	1,293,246	895,312	895,083
Unsecured senior term loans	749,326	755,876	764,106	760,066	758,786
Unsecured line of credit	84,000	229,000	155,000	226,000	128,000
Accounts payable, accrued expenses, and other liabilities	381,280	375,933	358,958	333,157	314,383

Total liabilities	3,100,944	3,228,602	3,207,344	3,100,548	2,985,576
Equity:
Stockholders’ equity:
Common stock	1,975	1,975	1,925	1,925	1,921
Additional paid-in capital	3,649,235	3,643,957	3,557,886	3,554,504	3,554,558
Accumulated other comprehensive loss, net	(2,214)	(20,915)	(24,088)	(19,973)	(32,923)
Dividends in excess of earnings	(645,983)	(675,763)	(642,360)	(612,864)	(583,569)

Total stockholders’ equity	3,003,013	2,949,254	2,893,363	2,923,592	2,939,987
Noncontrolling interests	66,929	60,456	59,030	51,291	47,038

Total equity	3,069,942	3,009,710	2,952,393	2,974,883	2,987,025

Total liabilities and equity	$6,170,886	$6,238,312	$6,159,737	$6,075,431	$5,972,601

CONSOLIDATED STATEMENTS OF OPERATIONS

DECEMBER 31, 2014

(In thousands, except share and per share data)

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Revenues:
Rental	$121,973	$122,838	$120,924	$120,026	$118,048
Tenant recoveries	40,753	42,626	40,280	38,735	37,597
Other revenue	2,930	3,452	9,957	10,115	2,348

Total revenues	165,656	168,916	171,161	168,876	157,993

Expenses:
Rental operations	53,444	54,899	53,636	52,523	49,891
Depreciation and amortization	64,744	64,452	62,736	62,409	58,781
General and administrative	12,162	12,768	12,443	11,942	11,817
Executive severance	4,380	—	—	—	—
Acquisition-related expenses	960	487	1,134	1,250	19

Total expenses	135,690	132,606	129,949	128,124	120,508

Income from operations	29,966	36,310	41,212	40,752	37,485
Equity in net income/(loss) of unconsolidated partnerships	160	733	(10)	(138)	(208)
Interest expense, net	(21,924)	(22,215)	(23,131)	(28,010)	(27,837)
Gain on sale of real estate (1)	136,609	—	—	—	—
Other (expense)/income	(184)	2,148	1,027	8,163	1,136

Net income	144,627	16,976	19,098	20,767	10,576
Net income attributable to noncontrolling interests	(4,278)	(1,016)	(462)	(1,934)	(297)

Net income available to common stockholders	$140,349	$15,960	$18,636	$18,833	$10,279

Net income per share available to common stockholders:
Basic earnings per share	$0.71	$0.08	$0.10	$0.10	$0.05

Diluted earnings per share	$0.70	$0.08	$0.10	$0.10	$0.05

Weighted-average common shares outstanding:
Basic	196,017,579	194,022,619	191,003,248	190,905,867	190,664,323

Diluted	208,528,196	199,574,893	196,800,354	196,545,536	196,117,552

(1)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.

BALANCE SHEET / OPERATIONS STATEMENT DETAIL

DECEMBER 31, 2014

(In thousands)

	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Restricted cash	$30,057	$8,297	$9,096	$11,190	$11,500
Acquired above-market leases, net	11,207	12,197	13,262	14,380	15,828
Acquired below-market ground lease, net	24,975	25,256	25,575	21,865	21,983
Deferred loan costs, net	16,154	16,997	18,652	17,291	18,771
Lease incentives, net	24,414	23,907	19,988	19,135	19,639
Construction loan receivable, net (1)	—	—	—	191,280	151,823
Investment in equity securities, net	102,049	60,335	48,701	50,386	38,051
Other	65,445	58,498	50,132	45,926	29,994

Other assets	$274,301	$205,487	$185,406	$371,453	$307,589

Security deposits	$14,931	$14,766	$14,348	$13,833	$13,728
Dividends and distributions payable	52,740	50,715	49,483	49,477	49,383
Accounts payable, accrued expenses and other liabilities	276,176	271,634	253,259	231,073	210,986
Derivative instruments	1,635	1,328	2,909	2,154	2,165
Acquired below-market leases, net	35,798	37,490	38,959	36,620	38,121

Accounts payable, accrued expenses and other liabilities	$381,280	$375,933	$358,958	$333,157	$314,383

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Lease termination revenue	$2,801	$3,300	$1,023	$5,287	$—
Construction loan revenue (2)	—	—	8,653	2,557	2,190
Other revenue	129	152	281	2,271	158

Other revenue	$2,930	$3,452	$9,957	$10,115	$2,348

Rental operations expenses	$38,902	$39,359	$39,511	$38,039	$35,450
Real estate taxes	14,542	15,540	14,125	14,484	14,441

Rental operations	$53,444	$54,899	$53,636	$52,523	$49,891

Non-cash adjustment for securities	$—	$—	$(50)	$—	$—
Gain/(loss) on derivative instruments	276	(190)	(270)	161	296
Other investment (loss)/gain	(708)	2,291	—	(1,319)	(107)
Realized gain on securities	1,551	681	546	9,322	787
Realized (loss)/gain on foreign currency transactions	(167)	(96)	100	29	56
Income tax (expense)/benefit	(1,136)	(538)	701	(30)	104

Other (expense)/income	$(184)	$2,148	$1,027	$8,163	$1,136

(1)	Represents funding of draws on a $355 million construction loan secured by first priority mortgages on a 1.1 million square foot laboratory, office and retail development project located in Boston, Massachusetts, which was repaid in May 2014 prior to maturity.
(2)	Construction loan revenue for the three months ended June 30, 2014 includes a prepayment fee of approximately $7.5 million, net of deferred loan fees write-offs.

FFO, CFFO AND AFFO (1)

DECEMBER 31, 2014

(In thousands)

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Reconciliation of net income available to common stockholders to funds from operations excluding acquisition-related expenses (CFFO):
Net income available to common stockholders	$140,349	$15,960	$18,636	$18,833	$10,279
Adjustments:
Gain on sale of real estate (2)	(136,609)	—	—	—	—
Noncontrolling interests in operating partnership	3,782	429	514	521	285
Depreciation & amortization - unconsolidated partnerships	821	2,312	403	373	382
Depreciation & amortization - consolidated entities	64,744	64,452	62,736	62,409	58,781
Depreciation & amortization - allocable to noncontrolling interests of consolidated joint ventures	(847)	(699)	(599)	(441)	(418)

Funds from operations (FFO) - basic	$72,240	$82,454	$81,690	$81,695	$69,309
Interest expense - exchangeable senior notes due 2030 (3)	917	1,241	1,688	1,688	1,688

FFO - diluted	$73,157	$83,695	$83,378	$83,383	$70,997
Acquisition-related expenses	960	487	1,134	1,250	19

CFFO - diluted	$74,117	$84,182	$84,512	$84,633	$71,016

Reconciliation of CFFO to adjusted funds from operations (AFFO):
Adjustments:
Recurring capital expenditures and second generation tenant improvements (4)	(22,591)	(17,007)	(21,553)	(7,731)	(8,028)
Leasing commissions	(2,078)	(1,741)	(1,929)	(1,910)	(1,780)
(Gain)/loss on derivative instruments	(276)	190	270	(161)	(296)
Non-cash adjustment for securities	—	—	50	—	—
Non-cash debt adjustments	3,115	3,046	3,298	3,094	3,106
Amortization of lease incentives	910	656	561	557	563
Depreciation included in general and administrative expense	771	848	757	740	647
Non-cash equity compensation	4,625	3,658	3,729	3,750	3,285
Straight line rents	(1,941)	(1,174)	(1,949)	(3,194)	(2,983)
Share of unconsolidated partnership adjustments (5)	281	218	18	18	18
Fair-value lease revenue	(506)	(184)	(442)	(285)	(153)
Adjustments for noncontrolling interests	305	246	80	41	89

AFFO - diluted	$56,732	$72,938	$67,402	$79,552	$65,484

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of interest charges relating to the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the calculations of FFO, CFFO and AFFO per diluted share.
(4)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. Excludes first generation tenant improvements. For definitions of recurring capital expenditures and first and second generation leases, see page 38.
(5)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents and fair-value lease revenue.

FFO, CFFO AND AFFO PER SHARE (1)

DECEMBER 31, 2014

(In thousands, except share, per share and ratio amounts)

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
FFO - basic	$72,240	$82,454	$81,690	$81,695	$69,309
FFO - diluted	73,157	83,695	83,378	83,383	70,997
CFFO - diluted	74,117	84,182	84,512	84,633	71,016
AFFO - diluted	56,732	72,938	67,402	79,552	65,484
FFO per share - basic	$0.36	$0.41	$0.41	$0.41	$0.35
FFO per share - diluted (2)	0.35	0.40	0.40	0.40	0.34
CFFO per share - diluted (2)	0.36	0.40	0.40	0.41	0.34
AFFO per share - diluted (2)	0.27	0.35	0.32	0.38	0.31
Dividends and distributions declared per common share (4)	$0.26	$0.25	$0.25	$0.25	$0.25

CFFO payout ratio	72.2%	62.5%	62.5%	61.0%	73.5%
AFFO payout ratio	96.3%	71.4%	78.1%	65.8%	80.6%
CFFO payout ratio - proforma (5)	68.4%	—	—	—	—
AFFO payout ratio - proforma (5)	89.7%	—	—	—	—
Weighted-average common shares and units outstanding diluted (3)	202,850,109	201,059,541	198,309,809	198,056,397	197,563,868
Dilutive effect of exchangeable senior notes due 2030 (2)	5,678,087	7,589,600	10,578,132	10,525,410	10,405,224

Weighted-average common shares and units outstanding diluted - FFO, CFFO and AFFO	208,528,196	208,649,141	208,887,941	208,581,807	207,969,092

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 37.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the interest charges relating to calculations of FFO, CFFO and AFFO per diluted share.
(3)	The three months ended December 31, 2014 include 1,427,056 shares of unvested restricted stock which are considered dilutive for purposes of calculating diluted earnings per share. The three months ended September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 include 1,484,648, 1,509,455, 1,510,861, and 1,446,316 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share.
(4)	Excludes the special dividend of $0.30 per share paid on December 29, 2014 to stockholders of record as of the close of business on December 22, 2014.
(5)	Proforma excludes executive severance for the three months ended December 31, 2014.

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

DECEMBER 31, 2014

(In thousands)

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA:
Net income available to common stockholders	$140,349	$15,960	$18,636	$18,833	$10,279
Interest expense, net	21,924	22,215	23,131	28,010	27,837
Interest expense - unconsolidated partnerships	184	200	240	238	244
Income tax expense/(benefit)	1,136	538	(701)	30	(104)
Depreciation & amortization - consolidated entities	64,744	64,452	62,736	62,409	58,781
Depreciation & amortization - unconsolidated partnerships	821	2,312	403	373	382

EBITDA	229,158	105,677	104,445	109,893	97,419
Noncontrolling interests	4,278	1,016	462	1,934	297
Non-cash adjustment for securities	—	—	50	—	—
Gain on sale of real estate (2)	(136,609)	—	—	—	—
Net realized gain on securities (3)	—	—	—	(8,003)	—
Acquisition-related expenses	960	487	1,134	1,250	19
Executive severance	4,380	—	—	—	—
4570 Executive Drive lease termination revenue, net	—	—	(374)	(5,287)	—

Adjusted EBITDA	$102,167	$107,180	$105,717	$99,787	$97,735

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	For the three months ended March 31, 2014 only.

RECONCILIATION OF NET OPERATING INCOME (1)

DECEMBER 31, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Net income	$144,627	$16,976	$19,098	$20,767	$10,576
Equity in net (income)/loss of unconsolidated partnerships	(160)	(733)	10	138	208
Interest expense, net	21,924	22,215	23,131	28,010	27,837
Gain on sale of real estate (2)	(136,609)	—	—	—	—
Other expense/(income)	184	(2,148)	(1,027)	(8,163)	(1,136)

Income from operations	29,966	36,310	41,212	40,752	37,485
Depreciation and amortization	64,744	64,452	62,736	62,409	58,781
General and administrative	12,162	12,768	12,443	11,942	11,817
Executive severance	4,380	—	—	—	—
Acquisition-related expenses	960	487	1,134	1,250	19

Consolidated net operating income	$112,212	$114,017	$117,525	$116,353	$108,102

Revenues:
Rental	$121,973	$122,838	$120,924	$120,026	$118,048
Tenant recoveries	40,753	42,626	40,280	38,735	37,597
Other revenue (3)	2,930	3,452	9,957	10,115	2,348

Total revenues	165,656	168,916	171,161	168,876	157,993
Expenses:
Rental operations	53,444	54,899	53,636	52,523	49,891

Consolidated net operating income	$112,212	$114,017	$117,525	$116,353	$108,102

Consolidated net operating income - cash basis (4)	$108,118	$109,857	$105,743	$103,843	$103,382

Operating margin (5)	67.2%	66.8%	66.7%	66.9%	67.9%
Operating expense recovery (6)	76.3%	77.6%	75.1%	73.7%	75.4%

(1)	For a definition and discussion of net operating income, see page 37.
(2)	Includes gain on sale of 9911 Belward Campus Drive property in December 2014.
(3)	Includes lease termination income, see page 11 for detail.
(4)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense - other revenue).
(5)	Operating margin is calculated as ((rental revenues + tenant recovery revenues - rental operations) / (rental revenues + tenant recovery revenues)).
(6)	Operating expense recovery is calculated as (tenant recovery revenues / rental operations).

INTEREST EXPENSE

DECEMBER 31, 2014

(In thousands)

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Mortgage notes payable	$6,253	$6,156	$5,982	$11,593	$11,699
Exchangeable senior notes	917	1,241	1,688	1,688	1,688
Unsecured senior notes	12,959	12,959	12,288	10,334	10,334
Unsecured senior term loan	1,717	1,785	1,791	1,995	2,009
Unsecured line of credit	1,786	1,793	2,112	2,076	1,767
Line of credit fees	460	460	471	563	576
Derivative instruments	860	895	923	859	867

Interest expense, net - cash basis	$24,952	$25,289	$25,255	$29,108	$28,940

Non-cash interest expense:
Amortization of fair-value of debt acquired	(548)	(665)	(631)	(535)	(509)
Amortization of debt discounts	331	327	302	230	233
Amortization of deferred loan costs	1,433	1,451	1,707	1,509	1,504
Amortization of deferred interest costs	1,670	1,677	1,684	1,691	1,698
Amortization of put/call and preferred returns	229	256	237	199	178

Non-cash debt adjustments	3,115	3,046	3,299	3,094	3,104
Capitalized interest	(6,143)	(6,120)	(5,423)	(4,192)	(4,207)

Interest expense, net	$21,924	$22,215	$23,131	$28,010	$27,837

COVERAGE RATIOS (1)

DECEMBER 31, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Interest coverage ratio
Adjusted EBITDA	$102,167	$107,180	$105,717	$99,787	$97,735
Interest expense:
Interest expense, net	21,924	22,215	23,131	28,010	27,837
Interest expense - unconsolidated partnerships	184	200	240	238	244
Amortization of deferred interest costs	(1,670)	(1,677)	(1,684)	(1,691)	(1,698)
Amortization of deferred loan costs	(1,433)	(1,451)	(1,707)	(1,509)	(1,504)
Amortization of debt discounts	(331)	(327)	(302)	(230)	(233)
Amortization of fair-value of debt acquired	548	665	631	535	509

Total interest expense	$19,222	$19,625	$20,309	$25,353	$25,155

Interest coverage ratio	5.3	5.5	5.2	3.9	3.9

Fixed charge coverage ratio
Adjusted EBITDA	$102,167	$107,180	$105,717	$99,787	$97,735
Fixed charges:
Interest expense, net	21,924	22,215	23,131	28,010	27,837
Interest expense - unconsolidated partnerships	184	200	240	238	244
Amortization of deferred interest costs	(1,670)	(1,677)	(1,684)	(1,691)	(1,698)
Amortization of deferred loan costs	(1,433)	(1,451)	(1,707)	(1,509)	(1,504)
Amortization of debt discounts	(331)	(327)	(302)	(230)	(233)
Amortization of fair-value of debt acquired	548	665	631	535	509
Principal payments	2,080	2,020	1,977	2,729	2,705

Total fixed charges	$21,302	$21,645	$22,286	$28,082	$27,860

Fixed charge coverage ratio	4.8	5.0	4.7	3.6	3.5

(1)	For a discussion of coverage ratios, see page 37.

DEBT SUMMARY

DECEMBER 31, 2014

(Dollars in thousands)

	Stated Rate	Effective Rate	Principal Balance	Unamortized Premium / (Discount)	Carrying Value	Maturity Date
Consolidated Debt:
Mortgage Notes Payable:
9900 Belward Campus Drive	5.64%	3.99%	$10,486	$437	$10,923	07/17
9901 Belward Campus Drive	5.64%	3.99%	12,913	536	13,449	07/17
100 College Street	2.40%	2.40%	82,210	—	82,210	08/16
4320 Forest Park Avenue	4.00%	2.70%	21,000	—	21,000	06/15
300 George Street	6.20%	4.91%	45,052	3,664	48,716	07/25
Hershey Center for Applied Research	6.15%	4.71%	12,938	1,278	14,216	05/27
500 Kendall Street (Kendall D)	6.38%	5.45%	55,545	1,582	57,127	12/18
Shady Grove Road	5.97%	5.97%	141,131	—	141,131	09/16
University of Maryland BioPark I	5.93%	4.69%	16,056	1,306	17,362	05/25
University of Maryland BioPark II	5.20%	4.33%	61,905	3,475	65,380	09/21
University of Maryland BioPark Garage	5.20%	4.33%	4,660	262	4,922	09/21
University of Miami Life Science & Technology Park	4.00%	2.89%	20,000	321	20,321	02/16

Total / Weighted-Average on Mortgage Notes Payable	5.15%	4.54%	483,896	12,861	496,757
Unsecured Fixed Rate Debt:
Unsecured Exchangeable Senior Notes Due 2030 (1)	3.75%	3.75%	95,678	—	95,678	01/15
Unsecured Senior Notes Due 2016	3.85%	3.99%	400,000	(696)	399,304	04/16
Unsecured Senior Notes Due 2019	2.63%	2.72%	400,000	(2,126)	397,874	05/19
Unsecured Senior Notes Due 2020	6.13%	6.27%	250,000	(1,550)	248,450	04/20
Unsecured Senior Notes Due 2022	4.25%	4.36%	250,000	(1,725)	248,275	07/22
Unsecured Variable Rate Debt:
Unsecured Senior Term Loan Due 2017 - U.S. Dollar (2)	1.57%	2.39%	243,596	—	243,596	03/17
Unsecured Senior Term Loan Due 2017 - GBP (3)	1.90%	2.14%	155,730	—	155,730	03/17
Unsecured Senior Term Loan Due 2018 (4)	1.36%	1.67%	350,000	—	350,000	03/18
Unsecured Line of Credit (5)	1.27%	1.27%	84,000	—	84,000	03/18

Total / Weighted-Average on Consolidated Debt	3.43%	3.50%	$2,712,900	$6,764	$2,719,664

Share of Unconsolidated Partnership Debt:
BioPark Fremont (50%) (fixed)	3.75%	3.70%	1,401	6	1,407	05/15
PREI Secured Loan (20%) (variable)	2.21%	2.21%	27,795	—	27,795	08/15

Total / Weighted-Average on Share of Unconsolidated Partnership Debt	2.28%	2.28%	29,196	6	29,202

Total / Weighted-Average on Consolidated and Share of Unconsolidated Partnership Debt	3.41%	3.49%	$2,742,096	$6,770	$2,748,866

(1)	During the third quarter 2014, at the request of the holders, 4,955,377 shares of common stock were issued in exchange for $84.3 million in aggregate principal of the Exchangeable Senior Notes. Subsequent to quarter end, 5,764,026 shares of common stock were issued in exchange for the remaining $95.7 million in aggregate principal of the Exchangeable Senior Notes.
(2)	The Company entered into interest rate swap agreements that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2017 at 2.56% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings. Including the effect of these swaps, the weighted-average effective interest rate for the $243.6 million outstanding under the unsecured senior term loan facility due 2017 was 2.39% at December 31, 2014.
(3)	The Company amended the unsecured senior term loan facility and converted $156.4 million of outstanding borrowings into British pounds sterling equal to £100 million. The principal balance represents the dollar amount based on the exchange rate of $1.56 to £1.00 at the end of the quarter. The Company entered into interest rate swap agreements that effectively fix the interest rate on £100 million at 2.14% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings.
(4)	The Company entered into interest rate swap agreements effective October 1, 2013 that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2018 at 1.90% for three years, subject to adjustments based on the Company’s credit ratings.
(5)	Effective rate excludes facility fee of 20 bps on the entire capacity of the unsecured line of credit, which equals approximately $450,000 per quarter.

DEBT MATURITIES

DECEMBER 31, 2014

(In thousands)

Weighted-average debt maturity is 3.7 years(1) for consolidated debt (excluding extension options).

	2015	2016	2017	2018	2019	Thereafter	Total
Consolidated debt:
Mortgage Notes Payable:
Mortgage notes payable	$31,642	$250,618	$32,306	$47,804	$5,724	$115,802	$483,896
Unsecured debt:
Unsecured exchangeable senior notes due 2030 (2)	95,678	—	—	—	—	—	95,678
Unsecured senior notes due 2016	—	400,000	—	—	—	—	400,000
Unsecured senior notes due 2019	—	—	—	—	400,000	—	400,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	250,000
Unsecured senior notes due 2022	—	—	—	—	—	250,000	250,000
Unsecured senior term loan due 2017 - U.S. Dollar	—	—	243,596	—	—	—	243,596
Unsecured senior term loan due 2017 - GBP	—	—	155,730	—	—	—	155,730
Unsecured senior term loan due 2018	—	—	—	350,000	—	—	350,000
Unsecured line of credit	—	—	—	84,000	—	—	84,000

Total unsecured debt	95,678	400,000	399,326	434,000	400,000	500,000	2,229,004
Total consolidated debt	$127,320	$650,618	$431,632	$481,804	$405,724	$615,802	$2,712,900

Share of unconsolidated partnership debt:
BioPark Fremont (50%) (fixed)	1,401	—	—	—	—	—	1,401
PREI secured loan (20%) (variable) (3)	27,795	—	—	—	—	—	27,795

Share of total unconsolidated partnership debt	$29,196	$—	$—	$—	$—	$—	$29,196

Total consolidated and share of unconsolidated partnership debt	$156,516	$650,618	$431,632	$481,804	$405,724	$615,802	$2,742,096

(1)	Excludes Exchangeable Senior Notes.
(2)	During the third quarter 2014, at the request of the holders, 4,955,377 shares of common stock were issued in exchange for $84.3 million in aggregate principal of the Exchangeable Senior Notes. Subsequent to quarter end, 5,764,026 shares of common stock were issued in exchange for the remaining $95.7 million in aggregate principal of the Exchangeable Senior Notes. principal of the Exchangeable Senior Notes.
(3)	The maturity date of the PREI secured loan may be extended to August 2016 after satisfaction of certain conditions and payment of an extension fee.

COMMON STOCK DATA

DECEMBER 31, 2014

(Shares in thousands)

	Three Months Ended
Summary of Common Shares	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13
Earnings per share
Weighted-average common shares outstanding	196,018	194,023	191,003	190,906	190,664
Weighted-average OP and LTIP units outstanding	5,405	5,405	5,405	5,410	5,416
Dilutive effect of performance units	—	147	392	229	38
Dilutive effect of restricted stock	1,427	—	—	—	—
Dilutive effect of exchangeable senior notes due 2030	5,678	—	—	—	—

Diluted common shares - EPS	208,528	199,575	196,800	196,545	196,118

Funds from operations
Weighted-average common shares outstanding	196,018	194,023	191,003	190,906	190,664
Weighted-average OP and LTIP units outstanding	5,405	5,405	5,405	5,410	5,416
Dilutive effect of performance units	—	147	392	229	38
Dilutive effect of restricted stock	1,427	1,485	1,509	1,511	1,446
Dilutive effect of exchangeable senior notes due 2030	5,678	7,589	10,579	10,526	10,405

Diluted common shares - FFO	208,528	208,649	208,888	208,582	207,969

Closing common shares, OP and LTIP units outstanding	202,847	202,860	197,931	197,908	197,531
High price	$22.03	$22.62	$22.47	$20.89	$20.56
Low price	$19.87	$19.92	$19.94	$17.98	$17.97
Average closing price	$21.30	$21.73	$21.24	$19.72	$18.95
Closing price	$21.54	$20.20	$21.83	$20.49	$18.12
Dividends per share - annualized (1)	$1.04	$1.00	$1.00	$1.00	$1.00
Closing dividend yield - annualized (1)	4.8%	5.0%	4.6%	4.9%	5.5%

Dividends per Share	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13
Common Stock - BMR (1)
Amount	$0.26	$0.25	$0.25	$0.25	$0.25
Declared	December 10, 2014	September 16, 2014	June 16, 2014	March 17, 2014	December 12, 2013
Record	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Paid	January 15, 2015	October 15, 2014	July 15, 2014	April 15, 2014	January 15, 2014

(1)	Excludes the special dividend of $0.30 per share paid on December 29, 2014 to stockholders of record as of the close of business on December 22, 2014.

MARKET SUMMARY

DECEMBER 31, 2014

		Current (1)			Expiration (2)
Market	Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft
		(In thousands)			(In thousands)
Boston	3,201,697	$178,100	32.8%	$55.63	$189,092	30.1%	$59.06
San Francisco	2,777,591	70,910	13.1%	25.53	86,667	13.8%	31.20
San Diego	1,869,098	62,599	11.5%	33.49	77,916	12.4%	41.69
New York / New Jersey	1,592,696	56,575	10.4%	35.52	69,394	11.1%	43.57
Maryland	1,595,805	50,499	9.3%	31.64	58,411	9.3%	36.60
Pennsylvania	678,550	18,532	3.4%	27.31	23,068	3.7%	34.00
Cambridge, UK	512,425	18,269	3.4%	35.65	18,269	2.9%	35.65
North Carolina	1,000,454	17,444	3.2%	17.44	22,206	3.5%	22.20
Seattle	317,101	14,545	2.7%	45.87	17,918	2.9%	56.51
University Related - Other	2,124,426	55,705	10.2%	26.22	64,685	10.3%	30.45

Total portfolio / weighted-average	15,669,843	$543,178	100.0%	$34.66	$627,626	100.0%	$40.05

	Percent Leased
Market	Total Operating Portfolio	Active New Construction (3)	Active Redevelopment (3)	Unconsolidated Partnership Portfolio (4)
Boston	96.5%	22.8%	—	99.9%
San Francisco	81.4%	100.0%	—	—
San Diego	93.6%	—	—	100.0%
New York / New Jersey	86.8%	100.0%	—	—
Maryland	92.1%	—	—	—
Pennsylvania	75.9%	—	—	—
Cambridge, UK	99.5%	100.0%	—	—
North Carolina	97.0%	59.3%	—	—
Seattle	72.9%	37.8%	—	—
University Related - Other	91.3%	99.1%	—	—

Total portfolio (5)	89.6%	85.4%	—	99.9%

Total portfolio weighted-average leased % (6)	91.6%	89.1%	—	99.9%

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	See page 25 for detail of the consolidated portfolio and page 38 for definitions of terms.
(4)	See page 27 for detail of the unconsolidated partnership portfolio.
(5)	Calculated based on leased square feet divided by total square feet.
(6)	Calculated based on gross book value for each asset multiplied by the percentage leased.

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

DECEMBER 31, 2014

			Excluded From Same Property		Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Analysis	Buildings	Feet	Sq Ft	Feet	12/31/14	9/30/14
	Boston
1	Albany Street	May 31, 2005		2	75,003	0.4%	75,003	100.0%	100.0%
2	320 Bent Street	December 14, 2011		1	195,198	1.1%	195,137	100.0%	100.0%
3	301 Binney Street	December 14, 2011		1	417,290	2.4%	332,391	79.7%	98.8%
4	301 Binney Street Garage	December 14, 2011		1	528 Stalls	n/a	384 Stalls	100.0%	100.0%
5	210 Broadway	February 9, 2012		1	64,812	0.4%	64,812	100.0%	100.0%
6	Center for Life Science | Boston	November 17, 2006		1	704,159	4.1%	696,331	98.9%	98.9%
7	Charles Street	April 7, 2006		1	47,912	0.3%	47,912	100.0%	100.0%
8	320 Charles Street	June 18, 2013		1	99,513	0.6%	99,513	100.0%	100.0%
9	Coolidge Avenue	April 5, 2005		1	37,684	0.2%	34,580	91.8%	91.8%
10	21 Erie Street	May 31, 2005		1	48,627	0.3%	48,627	100.0%	100.0%
11	40 Erie Street	May 31, 2005		1	100,854	0.6%	100,854	100.0%	100.0%
12	47 Erie Street Parking Structure	May 31, 2005		1	447 Stalls	n/a	322 Stalls	73.2%	73.2%
13	Fresh Pond Research Park	April 5, 2005		6	90,702	0.5%	89,176	98.3%	98.3%
14	50 Hampshire Street	February 9, 2012		1	183,052	1.1%	183,052	100.0%	100.0%
15	60 Hampshire Street	February 9, 2012	✓	1	41,257	0.2%	35,703	86.5%	86.5%
16	Kendall Crossing Apartments	December 14, 2011		1	37 Apts.	n/a	35 Apts.	94.7%	97.6%
17	450 Kendall Street (Kendall G)	May 31, 2011	✓	1	63,520	0.4%	14,511	22.8%	—
18	500 Kendall Street (Kendall D)	May 31, 2005		1	349,325	2.0%	346,535	99.2%	98.5%
19	675 W. Kendall Street (Kendall A)	May 31, 2005		1	302,919	1.8%	302,919	100.0%	100.0%
20	Sidney Street	May 31, 2005		1	191,904	1.1%	191,904	100.0%	100.0%
21	Vassar Street	May 31, 2005		1	60,845	0.4%	60,845	100.0%	100.0%

	Total Boston			27	3,074,576	17.9%	2,919,805	95.0%	97.0%

	San Francisco
22	Ardentech Court	November 18, 2004		1	55,588	0.3%	55,588	100.0%	100.0%
23	Ardenwood Venture (1) (5)	June 14, 2006		1	72,500	0.4%	72,500	100.0%	100.0%
24	Bayshore Boulevard	August 17, 2004		3	183,344	1.1%	183,344	100.0%	100.0%
25	Bridgeview Technology Park I	September 10, 2004		2	201,567	1.2%	106,694	52.9%	52.9%
26	Bridgeview Technology Park II	March 16, 2005		1	50,400	0.3%	50,400	100.0%	100.0%
27	550 Broadway Street	April 27, 2012		1	71,239	0.4%	71,239	100.0%	100.0%
28	Dumbarton Circle	May 27, 2005		1	44,000	0.3%	44,000	100.0%	100.0%
29	Gateway Business Park (5)	October 26, 2010		4	176,503	1.0%	76,272	43.2%	82.2%
30	Industrial Road	August 17, 2004		1	175,144	1.0%	175,144	100.0%	100.0%
31	Kaiser Drive	August 25, 2005		1	87,953	0.5%	71,215	81.0%	81.0%
32	Lincoln Centre (5)	March 20, 2013	✓	2	360,000	2.1%	360,000	100.0%	—
33	Pacific Industrial Center	July 11, 2006		1	305,026	1.8%	263,624	86.4%	85.9%
34	Pacific Research Center North	July 11, 2006		6	661,245	3.9%	523,491	79.2%	79.2%
35	Pacific Research Center South (5)	July 11, 2006		3	423,246	2.5%	263,543	62.3%	62.3%
36	Science Center at Oyster Point	October 26, 2010		2	204,887	1.2%	204,887	100.0%	100.0%
37	Woodside Technology Park	February 28, 2013		3	255,650	1.5%	255,650	100.0%	100.0%

	Total San Francisco			33	3,328,292	19.5%	2,777,591	83.5%	83.7%

	San Diego
38	Balboa Avenue	August 13, 2004		1	35,344	0.2%	35,344	100.0%	100.0%
39	Bernardo Center Drive	August 13, 2004		1	61,286	0.4%	61,286	100.0%	100.0%
40	Coast 9	October 15, 2010		9	162,074	0.9%	137,062	84.6%	84.6%
41	4570 Executive Drive	September 17, 2010		1	125,219	0.7%	125,219	100.0%	100.0%
42	Faraday Avenue	September 19, 2005		1	28,704	0.2%	28,704	100.0%	100.0%
43	Gazelle Court	March 30, 2010		1	176,000	1.0%	176,000	100.0%	100.0%
44	3525 John Hopkins Court	December 28, 2010		1	48,306	0.3%	48,306	100.0%	100.0%
45	3545-3575 John Hopkins Court	August 16, 2006		1	72,192	0.4%	61,173	84.7%	87.9%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

DECEMBER 31, 2014

			Excluded From Same Property		Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Analysis	Buildings	Feet	Sq Ft	Feet	12/31/14	9/30/14
	San Diego (Continued)
46	6114-6154 Nancy Ridge Drive	May 2, 2007		3	196,557	1.1%	196,557	100.0%	100.0%
47	6122-6126 Nancy Ridge Drive	April 25, 2012		1	68,000	0.4%	68,000	100.0%	100.0%
48	6828 Nancy Ridge Drive	April 21, 2005		1	42,138	0.2%	42,138	100.0%	100.0%
49	Pacific Center Boulevard	August 24, 2007		2	66,745	0.4%	66,745	100.0%	100.0%
50	Road to the Cure	December 14, 2006		1	67,998	0.4%	67,998	100.0%	100.0%
51	San Diego Science Center	October 21, 2004		1	105,364	0.6%	88,023	83.5%	81.6%
52	10240 Science Center Drive	September 23, 2010		1	49,347	0.3%	49,347	100.0%	100.0%
53	10255 Science Center Drive	September 24, 2004		1	53,740	0.3%	53,740	100.0%	100.0%
54	Sorrento Plaza	December 18, 2010		2	31,184	0.2%	31,184	100.0%	100.0%
55	Sorrento Valley Boulevard	December 7, 2006		1	54,924	0.3%	—	—	—
56	11388 Sorrento Valley Road	September 10, 2010		1	35,940	0.2%	35,940	100.0%	100.0%
57	Summers Ridge	June 8, 2012		—	—	n/a	—	100.0%	100.0%
58	Torreyana Road	March 22, 2007		1	81,204	0.5%	81,204	100.0%	100.0%
59	9865 Towne Centre Drive	August 12, 2004		2	94,866	0.6%	94,866	100.0%	100.0%
60	9885 Towne Centre Drive	August 12, 2004		2	104,870	0.6%	104,870	100.0%	100.0%
61	Waples Street	March 1, 2005		1	50,055	0.3%	40,746	81.4%	43.9%
62	Wateridge Circle	November 1, 2011		3	106,490	0.6%	101,783	95.6%	95.6%

	Total San Diego			40	1,918,547	11.1%	1,796,235	93.6%	92.7%

	New York / New Jersey
63	Ardsley Park	June 23, 2011		5	207,855	1.2%	185,905	89.4%	89.4%
64	Graphics Drive	March 17, 2005		1	72,300	0.4%	46,386	64.2%	64.2%
65	Landmark at Eastview (5)	August 12, 2004		5	800,671	4.7%	652,304	81.5%	81.5%
66	Landmark at Eastview II	August 12, 2004		3	360,520	2.1%	360,520	100.0%	100.0%
67	Landmark at Eastview III	August 12, 2004	✓	2	297,000	1.7%	297,000	100.0%	100.0%
68	One Research Way	May 31, 2006		1	50,581	0.3%	50,581	100.0%	100.0%

	Total New York / New Jersey			17	1,788,927	10.4%	1,592,696	89.0%	89.0%

	Maryland
69	Beckley Street	December 17, 2004		1	77,225	0.4%	77,225	100.0%	100.0%
70	9900 Belward Campus Drive	July 18, 2012		1	49,317	0.3%	41,816	84.8%	84.8%
71	9901 Belward Campus Drive	July 18, 2012		1	57,152	0.3%	57,110	99.9%	99.9%
72	9920 Belward Campus Drive	May 8, 2007		1	51,181	0.3%	51,181	100.0%	100.0%
73	9704 Medical Center Drive (5)	May 3, 2010		1	122,600	0.7%	122,600	100.0%	100.0%
74	9708-9714 Medical Center Drive	May 3, 2010		3	92,125	0.5%	49,910	54.2%	54.2%
75	1701 / 1711 Research Boulevard (5)	May 9, 2011	✓	1	104,743	0.6%	104,743	100.0%	100.0%
76	Shady Grove Road (5)	May 24, 2006		4	635,058	3.7%	635,058	100.0%	100.0%
77	Tributary Street	December 17, 2004		1	91,592	0.5%	91,592	100.0%	100.0%
78	University of Maryland BioPark I	May 31, 2013		1	76,542	0.4%	75,567	98.7%	98.5%
79	University of Maryland BioPark II	May 31, 2013		1	235,333	1.4%	229,498	97.5%	98.0%
80	University of Maryland BioPark Garage	May 31, 2013		1	638 Stalls	n/a	638 Stalls	100.0%	100.0%
81	50 West Watkins Mill Road	May 7, 2010		1	57,410	0.3%	20,000	34.8%	34.8%
82	55 / 65 West Watkins Mill Road	February 23, 2010		2	82,405	0.5%	39,505	47.9%	100.0%

	Total Maryland			20	1,732,683	9.9%	1,595,805	92.1%	95.4%

	Pennsylvania
83	George Patterson Boulevard	October 28, 2005		1	71,500	0.4%	71,500	100.0%	100.0%
84	Hershey Center for Applied Research	May 31, 2013		1	80,867	0.5%	77,392	95.7%	96.9%
85	3711 Market Street (2)	May 31, 2013		1	154,793	0.9%	148,938	96.2%	95.5%
86	3737 Market Street (3)	May 31, 2013	✓	1	334,305	1.9%	275,454	82.4%	82.4%
87	Phoenixville Pike	April 5, 2005		1	104,400	0.6%	43,659	41.8%	41.8%
88	Spring Mill Drive	July 20, 2006		1	76,561	0.4%	61,607	80.5%	80.5%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

DECEMBER 31, 2014

			Excluded From Same Property		Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Analysis	Buildings	Feet	Sq Ft	Feet	12/31/14	9/30/14
	Pennsylvania (Continued)
89	900 Uniqema Boulevard	January 13, 2006		1	11,293	0.1%	—	—	—
90	1000 Uniqema Boulevard	September 30, 2005		1	59,821	0.3%	—	—	—

	Total Pennsylvania			8	893,540	5.1%	678,550	75.9%	75.9%

	Cambridge, UK
91	Granta Park (5)	June 12, 2012		11	472,234	2.8%	470,015	99.5%	99.5%
92	430 Cambridge Science Park	May 15, 2014	✓	1	42,410	0.2%	42,410	100.0%	100.0%

	Total Cambridge, UK			12	514,644	3.0%	512,425	99.6%	99.6%

	North Carolina
93	Paramount Parkway	July 20, 2010		1	61,603	0.4%	61,603	100.0%	100.0%
94	Patriot Drive	December 17, 2010		1	48,394	0.3%	48,394	100.0%	100.0%
95	Piedmont Triad Research - Wake 90	May 31, 2013	✓	1	475,742	2.8%	449,921	94.6%	87.3%
96	Wake 60	December 9, 2014	✓	2	283,250	1.6%	167,947	59.3%	—
97	Wake Forest Biotech Place	May 31, 2013		1	242,000	1.4%	242,000	100.0%	100.0%
98	Weston Parkway	December 17, 2010		1	30,589	0.2%	30,589	100.0%	100.0%

	Total North Carolina			7	1,141,578	6.7%	1,000,454	87.6%	92.9%

	Seattle
99	Elliott Avenue	August 24, 2004		1	151,194	0.9%	96,781	64.0%	56.0%
100	500 Fairview Avenue	January 28, 2008	✓	1	122,702	0.7%	46,407	37.8%	20.5%
101	530 Fairview Avenue	January 12, 2006		1	101,118	0.6%	101,118	100.0%	100.0%
102	Monte Villa Parkway	August 17, 2004		1	51,000	0.3%	30,167	59.2%	59.2%
103	217th Place (5)	November 21, 2006		1	67,799	0.4%	42,628	62.9%	62.9%

	Total Seattle			5	493,813	2.9%	317,101	64.2%	57.5%

	University Related - Other
104	BRDG Park at Danforth Plant Science Center	May 31, 2013		1	109,731	0.6%	99,386	90.6%	90.6%
105	100 College Street (4)	April 4, 2014	✓	1	510,419	3.0%	505,683	99.1%	99.1%
106	4320 Forest Park Avenue	May 31, 2013		1	152,403	0.9%	152,403	100.0%	100.0%
107	300 George Street (4)	April 4, 2014	✓	1	518,940	3.0%	512,349	98.7%	98.7%
108	Heritage @ 4240	May 31, 2013	✓	1	185,207	1.1%	164,925	89.0%	89.0%
109	Innovation Research Park at ODU I	May 31, 2013		1	95,634	0.6%	86,102	90.0%	90.0%
110	Innovation Research Park at ODU II	May 31, 2013		1	95,634	0.6%	79,072	82.7%	82.7%
111	Trade Centre Avenue	August 9, 2006		2	78,023	0.5%	78,023	100.0%	100.0%
112	University of Miami Life Science & Technology Park	May 31, 2013		1	258,681	1.5%	167,321	64.7%	64.4%
113	University Tech Park at IIT	May 31, 2013		1	129,178	0.8%	129,178	100.0%	100.0%
114	Walnut Street	July 7, 2006		4	149,984	0.9%	149,984	100.0%	100.0%

	Total University Related - Other			15	2,283,834	13.5%	2,124,426	93.0%	93.0%

	Total			184	17,170,434	100.0%	15,315,088	89.2%	90.2%

(1)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.
(2)	The Company owns 60% of the limited liability company that owns the 3711 Market Street property.
(3)	The Company owns 68% of the limited liability company that owns the 3737 Market Street property.
(4)	The Company owns 93% of the limited liability companies that own the 100 College Street and 300 George Street properties.

DEVELOPMENT

DECEMBER 31, 2014

(Dollars in thousands)

Property	Market	Rentable Square Feet	Percent Pre-Leased	Investment to Date (1)	Estimated Total Investment (2)	Estimated In-Service Date (3)
Active New Construction:
100 College Street	University Related - Other	510,419	99.1%	$110,200	$191,000	Q1 2016
Landmark at Eastview III	New York / New Jersey	297,000	100.0%	113,600	168,900	Q4 2015
Lincoln Centre (4)	San Francisco	360,000	100.0%	27,800	134,000	Q3 2017 & Q3 2018
500 Fairview Avenue	Seattle	122,702	37.8%	9,100	73,000	Q1 2016
Wake 60 (5)	North Carolina	283,250	59.3%	3,625	51,300	Q3 2016
450 Kendall Street (Kendall G)	Boston	63,520	22.8%	31,200	45,500	Q2 2015
430 Cambridge Science Park	United Kingdom	42,410	100.0%	4,000	22,700	Q3 2015

Total / weighted-average		1,679,301	85.4%	$299,525	$686,400

Estimated
Market	Land Bank
Pennsylvania	2,818,000
San Francisco	2,145,000
Maryland	800,000
San Diego	300,000
University Related - Other	300,000
North Carolina	274,000
New York / New Jersey	193,000
Cambridge, UK	138,000
Seattle	50,000

Total	7,018,000

(1)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but excludes any amounts accrued, and payroll, interest, ground rent. or operating expenses capitalized, through December 31, 2014.
(2)	Includes construction costs associated with speculative leasing.
(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity. Upon completion, management expects the property to enter the Same Property Portfolio one year subsequent to the in-service date.
(4)	Phase I of the project is comprised of 200,000 square feet and is estimated to be substantially completed in Q3 2017. Phase II comprising 160,000 square feet is estimated to be substantially completed in Q3 2018.
(5)	Investment to date of $3.6 million is fully offset by tax credit funding received during the quarter. Estimated Total Investment is net of tax credit benefits.

CAPITAL EXPENDITURES

DECEMBER 31, 2014

(Dollars in thousands)

Capital Expenditures:		Three Months Ended
		12/31/14	9/30/14	6/30/14	3/31/14	12/31/13

Active new construction (1)		$41,923	$71,598	$46,931	$40,906	$59,626
Land bank		6,139	6,998	3,747	3,940	4,024
Active redevelopment		3,251	6,391	3,349	1,185	2,219
Tenant improvements - first generation (2)		10,386	13,304	8,614	9,175	8,257
Recurring capital expenditures and second generation tenant improvements (2) (3)		22,591	17,007	21,553	7,731	8,028
Other capital		3,217	5,729	3,095	6,906	5,254

Total capital expenditures		$87,507	$121,027	$87,289	$69,843	$87,408

Capitalized Interest:	Investment	Three Months Ended
	to Date (4)	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13

Active new construction	$299,525	$2,634	$1,983	$2,043	$1,284	$969
Active redevelopment	2,001	—	96	64	64	330
Recently delivered development projects (5)	46,016	373	738	282	592	943
Other portfolio improvements (6)	186,416	1,506	1,600	1,405	1,018	826
Land Bank	166,328	1,630	1,703	1,629	1,234	1,139

Total	$700,286	$6,143	$6,120	$5,423	$4,192	$4,207

Average interest rate capitalized		3.96%	3.97%	3.94%	4.64%	4.75%

(1)	Projects include funds from tax credit dollars received during the quarter.
(2)	For definitions of first and second generation leases, see page 38.
(3)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. For a definition of recurring capital expenditures, see page 38.
(4)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but for Active New Construction and Active Redevelopment properties excludes any amounts accrued, and payroll, interest or operating expenses capitalized, through December 31, 2014.
(5)	Includes Heritage @4240, 3737 Market Street and Piedmont Triad Research - Wake 90.
(6)	Includes improvements on operating properties, including major tenant improvement projects on properties which are not considered to be in Active New Construction, Active Redevelopment or Land Bank during the three months ended December 31, 2014.

PROPERTY LISTING - UNCONSOLIDATED PARTNERSHIPS

DECEMBER 31, 2014

(Dollars in thousands)

			Rentable	Leased
			Square	Square	Percent Leased
Property	Acquisition Date	Buildings	Feet	Feet	12/31/14	9/30/14	Market
McKellar Court
McKellar Court	September 30, 2004	1	72,863	72,863	100.0%	100.0%	San Diego
PREI
650 E. Kendall Street (Kendall B)	April 4, 2007	1	282,217	281,892	99.9%	99.9%	Boston
350 E. Kendall Street Garage (Kendall F)	April 4, 2007	1	1,409 Stalls	1,136 Stalls	100.0%	100.0%	Boston

Total assets	$284,663
Total debt (1)	152,056
Current annualized base rent	17,911
BioMed’s net investment in unconsolidated partnerships	$35,291
BioMed’s pro rata share of debt	29,196
BioMed ownership percentage	20%

(1)	McKellar Court’s debt is payable to BioMed Realty, L.P. and is included in investments in unconsolidated partnerships on the Company’s consolidated balance sheet.

LEASE EXPIRATIONS

DECEMBER 31, 2014

The weighted-average remaining lease term is 8.2 years for the total portfolio.

			Current (1)			Expiration (2)			GAAP
Expiration	Leased Square Feet	Percent of Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet
			(In thousands)			(In thousands)			(In thousands)
Month-to-month	31,081	0.2%	$536	0.1%	$17.25	$536	0.1%	$17.25	$529	0.1%	$17.02
First quarter 2015	81,158	0.5%	2,603	0.5%	32.07	2,603	0.4%	32.07	2,486	0.4%	30.63
Second quarter 2015	262,106	1.7%	9,206	1.7%	35.12	9,416	1.5%	35.92	9,297	1.7%	35.47
Third quarter 2015	379,860	2.4%	11,797	2.2%	31.06	11,873	1.9%	31.26	11,398	2.0%	30.01
Fourth quarter 2015	63,920	0.4%	1,628	0.3%	25.47	1,628	0.3%	25.47	1,530	0.3%	23.94

2015	787,044	5.0%	25,234	4.7%	32.06	25,520	4.1%	32.43	24,711	4.4%	31.40
2016	1,063,528	6.8%	42,997	7.9%	40.43	44,223	7.0%	41.58	39,731	7.1%	37.36
2017	873,610	5.6%	26,323	4.8%	30.13	27,827	4.4%	31.85	25,298	4.5%	28.96
2018	1,857,072	11.9%	82,367	15.2%	44.35	84,990	13.5%	45.77	76,140	13.7%	41.00
2019	1,113,994	7.1%	30,391	5.6%	27.28	33,615	5.4%	30.18	31,840	5.7%	28.58
2020	743,735	4.7%	24,876	4.6%	33.45	26,394	4.2%	35.49	24,351	4.4%	32.74
2021	705,912	4.5%	21,210	3.9%	30.05	23,667	3.8%	33.53	20,752	3.7%	29.40
2022	360,422	2.3%	10,376	1.9%	28.79	12,596	2.0%	34.95	10,823	1.9%	30.03
2023	1,433,707	9.1%	59,739	11.0%	41.67	66,286	10.6%	46.23	59,641	10.7%	41.60
2024	628,544	4.0%	19,268	3.5%	30.65	23,454	3.7%	37.31	20,365	3.7%	32.40
Thereafter	6,071,194	38.8%	199,861	36.8%	32.92	258,518	41.2%	42.58	221,911	40.1%	36.55

Total / weighted-average	15,669,843	100.0%	$543,178	100.0%	$34.66	$627,626	100.0%	$40.05	$556,092	100.0%	$35.49

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	For a definition of “forward leased”, see page 38.

EXPIRATIONS BY MARKET

DECEMBER 31, 2014

	Leased Square Feet
Expiration	Boston	San Francisco	San Diego	New York/ New Jersey	Maryland	Pennsylvania	Cambridge, UK	North Carolina	Seattle	University/ Other	Total
Month-to-month	—	—	1,486	630	11,518	1,731	—	—	—	15,716	31,081
2015	284,319	114,034	165,226	8,433	31,498	45,280	24,441	16,492	—	97,321	787,044
2016	399,731	246,012	51,788	40,613	13,048	17,822	1,103	30,589	12,741	250,081	1,063,528
2017	141,927	170,784	161,739	145,581	127,288	32,452	28,057	7,853	11,390	46,539	873,610
2018	1,153,536	171,584	320,607	24,944	72,004	14,389	—	15,117	42,628	42,263	1,857,072
2019	130,876	200,885	98,611	82,124	269,929	87,497	25,245	8,932	—	209,895	1,113,994
2020	153,320	71,215	132,045	28,899	130,846	33,029	136,434	19,261	—	38,686	743,735
2021	67,968	230,311	8,365	40,914	45,434	76,092	160,290	71,663	—	4,875	705,912
2022	56,896	197,726	17,707	27,524	4,599	7,311	—	—	—	48,659	360,422
2023	563,964	525,667	239,871	—	33,843	—	26,294	—	—	44,068	1,433,707
2024	12,957	—	—	300,088	11,120	8,542	64,617	23,932	34,980	172,308	628,544
Thereafter	236,203	849,373	671,653	892,946	844,678	354,405	45,944	806,615	215,362	1,154,015	6,071,194

Total	3,201,697	2,777,591	1,869,098	1,592,696	1,595,805	678,550	512,425	1,000,454	317,101	2,124,426	15,669,843

FUTURE LEASE COMMENCEMENTS

DECEMBER 31, 2014

(Dollars in thousands)

	Annualized Base Rent (1)
	Operating & Redevelopment		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
1Q15	$9,646	$6,140	$—	$—	$9,646	$6,140
2Q15	3,687	5,499	745	670	4,432	6,169
3Q15	6,504	9,284	1,711	—	8,215	9,284
4Q15	729	2,282	15,683	13,369	16,412	15,650
2016	375	1,918	18,663	18,945	19,038	20,864
2017	—	—	7,751	6,572	7,751	6,572
2018	—	—	5,850	—	5,850	—
2019	—	—	—	5,258	—	5,258

	$20,941	$25,123	$50,404	$44,813	$71,345	$69,936

	Leased Square Feet (1)
	Operating & Redevelopment		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
1Q15	277,183	215,833	—	—	277,183	215,833
2Q15	126,507	184,601	14,511	14,511	141,018	199,112
3Q15	245,237	299,301	42,410	—	287,647	299,301
4Q15	42,750	103,788	297,000	297,000	339,750	400,788
2016	20,137	78,113	720,037	762,447	740,174	840,560
2017	—	—	200,000	200,000	200,000	200,000
2018	—	—	160,000	—	160,000	—
2019	—	—	—	160,000	—	160,000

	711,814	881,636	1,433,958	1,433,958	2,145,772	2,315,594

(1)	Current estimates of future lease commencement timing. Actual results may vary from current estimates. Excludes unconsolidated joint ventures.
(2)	The annualized GAAP monthly rent (GABR).
(3)	The annualized first monthly cash rent payment due (CABR).

20 LARGEST TENANTS

DECEMBER 31, 2014

BioMed’s properties were leased to 366 tenants.

	Tenant	Leased Square Feet	Percent of Leased Sq Ft	Annualized Base Rent Current (1) (In thousands)	Annualized Base Rent per Leased Sq Ft Current	Percent of Annualized Base Rent Current Total Portfolio	Lease Expiration
1	Regeneron Pharmaceuticals, Inc. (2)	1,003,366	6.4%	41,868	41.73	7.7%	Multiple
2	Vertex Pharmaceuticals Incorporated (3)	685,286	4.4%	37,115	54.16	6.8%	Multiple
3	Beth Israel Deaconess Medical Center, Inc.	362,364	2.3%	26,823	74.02	4.9%	July 2023
4	GlaxoSmithKline plc (4)	635,058	4.1%	23,140	36.44	4.3%	June 2026
5	Sanofi (5)	418,003	2.7%	23,099	55.26	4.3%	Multiple
6	Illumina, Inc. (6)	553,136	3.5%	20,074	36.29	3.7%	Multiple
7	Ironwood Pharmaceuticals, Inc.	311,952	2.0%	15,411	49.40	2.8%	February 2018
8	Children’s Hospital Corporation (7)	200,081	1.3%	14,709	73.52	2.7%	May 2023
9	Alexion Pharmaceuticals, Inc. (8)	413,545	2.6%	10,428	25.22	1.9%	Multiple
10	Wake Forest University (9)	529,147	3.4%	9,640	18.22	1.8%	Multiple
11	Baxter Healthcare Corporation	156,804	1.0%	9,095	58.00	1.7%	January 2027
12	MedImmune, Inc. (10)	245,808	1.6%	8,271	33.65	1.5%	Multiple
13	Array BioPharma, Inc. (11)	228,007	1.5%	8,133	35.67	1.5%	Multiple
14	Yale University (12)	397,402	2.5%	8,007	20.15	1.5%	Multiple
15	Arena Pharmaceuticals, Inc.	264,557	1.7%	7,939	30.01	1.5%	June 2027
16	Camp Dresser & McKee, Inc.	180,000	1.1%	7,335	40.75	1.4%	April 2015
17	Isis Pharmaceuticals, Inc. (13)	204,704	1.3%	7,268	35.50	1.3%	Multiple
18	Life Technologies Corporation	204,887	1.3%	7,040	34.36	1.3%	April 2028
19	Bristol-Myers Squibb Company (14)	224,275	1.4%	6,644	29.62	1.2%	Multiple
20	Momenta Pharmaceuticals, Inc.	104,678	0.7%	6,176	59.00	1.1%	September 2016

	Total / weighted-average (15)	7,323,060	46.8%	$298,215	$40.72	54.9%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	On April 3, 2013, the Company entered into a build-to-suit transaction to construct two new buildings pre-leased to Regeneron for a 15 year term totaling approximately 297,000 square feet at Landmark at Eastview. 2,833 square feet will expire in July 2015, 7,568 square feet in January 2017, 82,124 square feet in January 2019, 232,049 square feet in July 2024 and 678,792 square feet in July 2029.
(3)	81,204 square feet are leased with a subsidiary of Vertex Pharmaceuticals Incorporated. 292,758 square feet expire January 2016, 20,608 square feet expire May 2017, 290,716 square feet expire May 2018 and 81,204 square feet expire January 2019.
(4)	The Company’s tenant is Human Genome Sciences (HGS), a wholly owned subsidiary of GlaxoSmithKline plc (GSK). GSK has executed a payment guarantee with respect to rental payments due under the Company’s leases with HGS.
(5)	343,000 square feet expire August 2018 and 75,003 square feet expire October 2018.
(6)	28,057 square feet will expire in July 2017, 193,136 square feet in November 2024, 200,000 square feet in July 2032, and 160,000 square feet in July 2033.
(7)	This tenant guarantees rent on 49,866 square feet leased at the Center for Life Science | Boston.
(8)	3,134 square feet expire January 2018 and 410,411 square feet expire January 2025.
(9)	242,000 square feet expire January 2028, 119,200 square feet expire April 2029, and 167,947 square feet expire in July 2031. Wake Forest University is the sole member of the tenant, Wake Forest University Health Sciences.
(10)	24,437 square feet expire July 2015, 21,576 square feet expire December 2015, 39,505 square feet expire January 2021 and 160,290 square feet expire in December 2021.
(11)	149,984 square feet expire July 2016 and 78,023 square feet expire August 2016.
(12)	9,330 square feet expire July 2015, 4,680 square feet expire in August 2015, 8,478 square feet expire June 2016, 10,578 square feet expire March 2018, 15,436 square feet expire September 2020, 20,143 square feet expire March 2022, 19,912 square feet expire June 2025, 4,796 square feet expire November 2025, 208,777 square feet expire May 2032 and 95,272 square feet expire March 2036.
(13)	176,000 square feet expire July 2031 and 28,704 square feet expire January 2032.
(14)	30,167 square feet expire April 2024 and 194,108 square feet expire June 2025.
(15)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS (1)

DECEMBER 31, 2014

(Dollars in thousands)

	Same Property Portfolio			Development		New Properties		Other (2)		Total
Three Months Ended	12/31/14	12/31/13	% Change	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13
Rentable square feet	13,830,939	13,830,939		2,820,555	1,874,276	518,940	—	n/a	n/a	17,170,434	15,705,215
Percent of total portfolio	80.6%	88.1%		16.4%	11.9%	3.0%	—	n/a	n/a	100.0%	100.0%
Percent leased	89.2%	88.9%		87.4%	80.3%	98.7%	—	n/a	n/a	89.2%	87.9%
Revenues:
Rental	$109,343	$109,588	(0.2%)	$5,343	$2,478	$2,767	$—	$4,520	$5,982	$121,973	$118,048
Tenant recoveries	36,890	37,347	(1.2%)	1,712	560	1,862	—	289	(310)	40,753	37,597
Other revenues (3)	—	—	—	—	—	—	—	2,930	2,348	2,930	2,348

Total revenues	146,233	146,935	(0.5%)	7,055	3,038	4,629	—	7,739	8,020	165,656	157,993
Expenses:
Rental operations	46,081	46,586	(1.1%)	4,205	1,915	2,114	—	1,044	1,390	53,444	49,891

Net operating income	$100,152	$100,349	(0.2%)	$2,850	$1,123	$2,515	$—	$6,695	$6,630	$112,212	$108,102

Less adjustments to cash basis (4)	248	(2,142)	(111.6%)	(1,156)	58	(132)	—	(3,054)	(2,636)	(4,094)	(4,720)

Net operating income - cash basis	$100,400	$98,207	2.2%	$1,694	$1,181	$2,383	$—	$3,641	$3,994	$108,118	$103,382

Rental revenue - cash basis (5)	$108,103	$106,106	1.9%	$3,943	$2,381	$2,634	$—	$4,397	$5,692	$119,077	$114,179

(1)	The Same Property portfolio includes properties in the operating portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year. Development includes properties that were entirely or primarily under active redevelopment or active new construction during the quarter for the current or prior year. New properties include properties that were not owned for the full quarter in the prior year.
(2)	Other includes legal entities performing corporate level functions and properties that were sold during the current or prior quarter, which includes revenue and operating expenses relating to 9911 Belward Campus Drive, which was sold on December 9, 2014.
(3)	Includes lease termination revenue of $2.8 million for the three months ended December 31, 2014 and interest income of $2.2 million for the three months ended December 31, 2013.
(4)	Adjustments to cash basis exclude adjustments to expenses accrued in rental operations, but include straight line rents, fair-value lease revenue, lease incentive revenue, bad debt expense and other revenue (including lease termination revenue).
(5)	Represents rents on a “cash-on-cash” basis.

LEASING ACTIVITY (1)

DECEMBER 31, 2014

				Expiring GAAP		Current	GAAP
		Current	GAAP	Annualized		Annualized Base	Annualized Base
	Leased	Annualized	Annualized	Base Rent per	Forward-Leased	Rent per	Rent per
	Square	Base Rent per	Base Rent per	Leased Sq Ft	Square	Forward-	Forward-
	Feet	Leased Sq Ft	Leased Sq Ft	% Change	Feet	Leased Sq Ft	Leased Sq Ft
Leased Square Feet as of September 30, 2014	15,516,604					179,149
Dispositions	(289,912)	$79.82	$82.75
Expirations	(423,634)	46.30	41.41
Terminations	(9,189)	20.74	24.34
Renewals and extensions	219,817	27.92	29.43	-0.2%
New leases - 1st generation (2)	40,107	16.61	16.93
New leases - 2nd generation (2)	52,051	35.95	34.81	30.6%	—	$—	$—
New leases - pre-leased (3)	563,999	29.29	33.44

Leased Square Feet as of December 31, 2014	15,669,843				179,149

	Three Months Ended
Leased Square Feet	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Renewals and extensions	219,817	277,313	319,067	173,117	89,297
New leases	656,157	380,433	493,152	307,332	352,541

Gross Leasing Activity	875,974	657,746	812,219	480,449	441,838

Net Absorption (4)	443,151	219,664	(179,807)	96,103	186,657

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.
(2)	For definitions of first and second generation leases and forward-leases, see page 38.
(3)	For definitions of pre-leased leases, see page 38.
(4)	Net absorption is calculated as total square footage of new leases, renewals and extensions, and forward-lease deliveries, less expirations and terminated square feet for the given period.

SQUARE FOOTAGE ROLLFORWARD

DECEMBER 31, 2014

(Dollars in thousands)

		Active New	Active
Rentable Square Footage	Operating	Construction	Redevelopment	Total
Rentable square footage as of September 30, 2014	16,093,690	1,034,398	41,257	17,169,345
Recently delivered construction and redevelopment (1)	41,257	—	(41,257)	—
Acquisitions	—	283,250	—	283,250
Dispositions	(288,734)	—	—	(288,734)
New ground-up development	—	361,653	—	361,653

Rentable square footage as of December 31, 2014	15,846,213	1,679,301	—	17,525,514

		Active New	Active
Leased Square Footage	Operating	Construction	Redevelopment	Total
Leased square footage as of September 30, 2014	14,610,942	869,959	35,703	15,516,604
Recently delivered construction and redevelopment (1)	35,703	—	(35,703)	—
Dispositions	(289,912)	—	—	(289,912)
Expirations	(423,634)	—	—	(423,634)
Terminations	(9,189)	—	—	(9,189)
Renewals and extensions	219,817	—	—	219,817
New leases - 1st generation (2)	40,107	—	—	40,107
New leases - 2nd generation (2)	52,051	—	—	52,051
New leases - pre-leased (3)	—	563,999	—	563,999

Leased square footage as of December 31, 2014	14,235,885	1,433,958	—	15,669,843

	Operating	Active New Construction	Active Redevelopment	Total
Gross leasing activity - 4Q14	311,975	563,999	—	875,974
Net absorption - 4Q14	(120,848)	563,999	—	443,151
Leased percentage as of December 31, 2014 - consolidated properties	89.6%	85.4%	—	89.2%
Leased percentage as of December 31, 2014 - all properties	89.8%	85.4%	—	89.4%

Weighted-average leased percentage as of December 31, 2014 (4)	91.6%	89.1%	—	91.5%

(1)	Includes delivery of 60 Hampshire Street property during the three months ended December 31, 2014.
(2)	For definitions of first and second generation leases and forward-leases, see page 38.
(3)	For definitions of pre-leased leases, see page 38.
(4)	Calculated based on gross book value for each asset multiplied by the percentage leased.

TENANT IMPROVEMENTS, LEASING COMMISSIONS AND TENANT CONCESSIONS

DECEMBER 31, 2014

	Three Months Ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Renewals and Extensions (1)
Number of renewals	14	14	16	10	7
Square feet	219,817	277,313	319,067	173,117	89,297
Tenant improvement costs per square foot (2)	$8.78	$1.50	$1.05	$19.11	5.27
Leasing commission costs per square foot (2)	4.61	1.46	2.17	3.80	3.99
Tenant concession costs per square foot (2) (3)	2.26	0.02	—	—	0.97

Total tenant improvement, leasing commission, and tenant concession costs psf	$15.65	$2.99	$3.59	$22.91	$10.23

New Leases - 1st Generation (4)
Number of leases	5	12	16	13	11
Square feet	40,107	152,380	193,532	133,811	63,231
Tenant improvement costs per square foot (2)	$87.64	$62.99	$56.63	$60.47	$34.00
Leasing commission costs per square foot (2)	6.57	12.60	5.27	12.45	6.97
Tenant concession costs per square foot (2) (3)	10.67	0.31	7.49	5.24	0.77

Total tenant improvement, leasing commission, and tenant concession costs psf	$104.88	$75.90	$69.39	$78.16	$41.74

New Leases - 2nd Generation (4)
Number of leases	11	21	28	36	16
Square feet	52,051	228,053	244,536	173,521	289,310
Tenant improvement costs per square foot (2)	$23.59	$87.14	$37.34	$103.64	34.60
Leasing commission costs per square foot (2)	5.16	12.19	9.59	5.88	9.33
Tenant concession costs per square foot (2) (3)	0.74	8.63	5.84	12.63	4.20

Total tenant improvement, leasing commission, and tenant concession costs psf	$29.48	$107.96	$52.77	$122.15	$48.13

New Leases - Pre-Leased
Number of leases	4	—	3	—	—
Square feet	563,999	—	55,084	—	—
Tenant improvement costs per square foot (2)	$84.49	$—	$67.75	$—	$—
Leasing commission costs per square foot (2)	10.62	—	18.29	—	—
Tenant concession costs per square foot (2) (3)	11.38	—	9.99	—	—

Total tenant improvement, leasing commission, and tenant concession costs psf	$106.50	$—	$96.03	$—	$—

Total
Number of renewals/leases	34	47	63	59	34
Square feet	875,974	657,746	812,219	480,449	441,838
Tenant improvement costs per square foot (2)	$62.02	$45.44	$29.74	$61.16	$28.59
Leasing commission costs per square foot (2)	8.60	7.76	6.24	6.96	7.92
Tenant concession costs per square foot (2) (3)	8.43	3.07	4.37	6.02	3.06

Total tenant improvement, leasing commission, and tenant concession costs psf	$79.05	$56.28	$40.35	$74.14	$39.57

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Based on management estimates. Assumes all tenant improvement, leasing commission, and tenant concession costs are paid in the calendar year in which the lease is executed, which may be different than the year in which they are actually paid.
(3)	Includes both rent concessions due to free or discounted rent periods and lease incentives paid to tenants.
(4)	Includes forward-leasing activity and retained tenants that have relocated to new space or expanded into new space within the Company’s portfolio. For definitions of first and second generation leases, see page 38.

ACQUISITIONS AND DISPOSITIONS

DECEMBER 31, 2014

Acquisitions Detail for 2014:	Market	Closing Date	Rentable Square Feet	Investment	Percent Leased at Acquisition

Property
				(In thousands)
First Quarter 2014
None

Second Quarter 2014
100 College Street (1)	University Related - Other	April 4, 2014	510,419	$191,000	99.1%
300 George Street (2)	University Related - Other	April 4, 2014	518,940	117,000	98.7%
430 Cambridge Science Park (3)	Cambridge, UK	May 15, 2014	42,410	22,700	100.0%

Second quarter total (4)			1,071,769	$330,700	98.9%

Third Quarter 2014
None

Fourth Quarter 2014
Wake 60 (5)	North Carolina	December 17, 2014	283,250	$51,300	59.3%

Total 2014 Acquisitions			1,355,019	$382,000	90.7%

Dispositions Detail for 2014:	Market	Closing Date	Rentable Square Feet	Gross Proceeds	Gain on Sale

Property

Fourth Quarter 2014
9911 Belward Campus Drive	Maryland	December 9, 2014	289,912	$322,500	$136,609

(1)	Investment includes a minority interest of $5.0 million, an assumed construction loan of $21.7 million and approximately $102.3 million in estimated completion costs.
(2)	Investment includes a minority interest of $5.0 million and an assumed mortgage note payable of $46.3 million.
(3)	Investment includes £11.95 million to be paid upon completion of the building in Q3 2015.
(4)	Excludes approximately 2.3 million square feet of estimated potential development resulting from a 99-year ground lease entered into with Drexel University for approximately $18.2 million during the quarter.
(5)	Investment includes a purchase price of $3.5 million and approximately $47.8 million in estimated completion costs, net of tax credits.

NON-GAAP FINANCIAL MEASURE DEFINITIONS

DECEMBER 31, 2014

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

FFO, CFFO and AFFO

We present funds from operations, or FFO, FFO excluding acquisition-related expenses, or CFFO, and adjusted funds from operations, or AFFO, available to common shares and OP units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO, CFFO and AFFO when reporting their results.

FFO, CFFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO, CFFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, impairment charges on depreciable real estate, real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

We calculate CFFO by adding acquisition-related expenses to FFO. We calculate AFFO by adding to CFFO: (a) non-cash revenues and expenses, (b) recurring capital expenditures and second generation tenant improvements and (c) leasing commissions.

Our computations may differ from the methodologies for calculating FFO, CFFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO, CFFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO, CFFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as indicators of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO, CFFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) non-cash adjustments for securities, (c) gains or losses from sales of real estate, (d) executive severance, and (e) acquisition-related expenses, and by subtracting from EBITDA (x) lease termination fees related to 4570 Executive Drive, (y) gain on sale of real estate, and (z) net realized gains on investments in securities for the three months ended March 31, 2014. Management uses EBITDA and Adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

DEFINITIONS

DECEMBER 31, 2014

Property Status

Active Redevelopment

Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter.

Active New Construction

Represents properties that we are currently developing through ground up construction.

Land Bank

Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development. Also includes properties that may be held for future development or are currently engaged in activities related to planning, entitlement or other preparations for future construction.

Lease Type

First Generation

Leases on space which, in management’s evaluation, require significant improvements to prepare or condition the premises for its intended purpose or enhance the value of the property. This generally includes capital expenditures for development, redevelopment or repositioning a property.

Second Generation

Leases which are not considered by management to be first generation leases.

Pre-Leased

Leases on space classified as active new construction or, prior to execution, was included in the land bank and is expected to enter the Company’s operating portfolio at a future date.

Forward-Leased

Leases on space which is currently occupied and which are expected to commence upon vacancy of the existing tenants.

Recurring Capital Expenditures

Recurring capital expenditures exclude (1) items associated with the expansion of a building or its improvements, (2) renovations to a building which change the underlying classification of the building, incurred to prepare or condition the premises for its intended purpose (for example, from office to laboratory) or (3) capital improvements that represent an addition to the property rather than the replacement of property, plant or equipment.

Bond Covenants

Calculated in accordance with the covenants contained in the indenture that governs the terms of the Company’s unsecured senior notes due 2020 and supplemental and base indentures that govern the terms of the Company’s unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022, which are included as exhibits to the Company’s Forms 8-K filed with the SEC on April 30, 2010, March 30, 2011, April 23, 2014, and June 28, 2012, respectively. The covenants for the unsecured senior notes due 2020, unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 are identical, except that the unencumbered total asset value definition for the unsecured senior notes due 2020 includes investments in unconsolidated partnerships accounted for under the equity method of accounting, whereas the unencumbered total asset value definition for the unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 excludes such investments in unconsolidated partnerships.